ACUITAS US MICROCAP FUND (the “Fund”)

Supplement dated July 31, 2023 to the Prospectus dated November 1, 2022

At a meeting of the Board of Trustees (the “Board”) of Forum Funds II (the “Trust”) held on June 9, 2023, the Board approved the hiring of Bridge City Capital, LLC (“Bridge City”) as a subadviser to the Fund with responsibility for managing a separate sleeve of the Fund’s portfolio. Shareholders of the Fund will receive an Information Statement in the near future, as required under the exemptive order, with more detailed information about Bridge City.

In connection with the approval, the Fund’s Prospectus is hereby supplemented as described below.

1.	The sub-section entitled “Subadvisers” in the section entitled “Management” on page 9 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. AltraVue Capital, LLC; Bridge City Capital, LLC; ClariVest Asset Management, LLC; Granahan Investment Management, Inc.; Meros Investment Management, L.P.; and Tieton Capital Management, LLC are the Subadvisers to the Fund.

2.	The section entitled “The Adviser and Subadvisers” beginning on page 15 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund's investment adviser is Acuitas Investments, LLC (the “Adviser”), 520 Pike Street, Suite 1221, Seattle, WA, 98101. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and has provided investment advisory and management services to clients since 2011. As of March 31, 2023, the Adviser had approximately $817.6 million of assets under management.

With respect to the Fund, the Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5 under the Commodity Exchange Act and is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.25% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended June 30, 2022 was 0.79%. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares to 1.50%, and Investor Shares to 1.75% through November 1, 2023 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. In addition, the Adviser pays any subadvisory fees out of the fees it receives pursuant to the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadvisers for the fiscal year ended June 30, 2022 was 0.49%.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement is included in the Fund's annual report for the fiscal year ended June 30, 2022. A discussion summarizing the basis on which the Board approved the sub-advisory agreements between the Adviser and the Subadvisers is also included in the Fund’s annual report for the fiscal year ended June 30, 2022.

The Fund's Board and its shareholders have approved a “multi-manager” structure that permits the Adviser to appoint and replace Subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the “Multi-Manager Structure”).

The ability to implement the Multi-Manager Structure with respect to the Fund is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, the Adviser may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

The Multi-Manager Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Multi-Manager Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the Subadvisers and recommend their hiring and replacement. The Multi-Manager Structure provides the Adviser with the discretion to terminate any Subadviser and allocate and reallocate the Fund’s assets for management among other Subadvisers. The Multi-Manager Structure permits disclosure of the fees paid to Subadvisers in the aggregate in its registration statement (both as a dollar amount and as a percentage of the Fund’s net assets), but does not permit investment management fees paid by the Fund to be increased without shareholder approval, nor does it change the Adviser’s responsibilities to the Fund including responsibility for all advisory services furnished by a Subadviser.

Subadviser	Investment Strategy
AltraVue Capital, LLC 11747 NE 1st St., Suite 205 Bellevue, WA 98005	US Microcap
Bridge City Capital, LLC
One Centerpointe Drive, Suite 565	US Microcap Growth
Lake Oswego, OR 97035
ClariVest Asset Management, LLC 3611 Valley Centre Drive #100 San Diego, CA 92130	US Microcap
Granahan Investment Management, Inc. 404 Wyman Street, Suite 460 Waltham, MA 02451	US Microcap Growth
Meros Investment Management, L.P. 200 Crescent Court, Suite 1450 Dallas, TX 75201	US Microcap
Tieton Capital Management, LLC 4700 Tieton Drive, Suite C Yakima, WA 98908	US Microcap Value

AltraVue Capital, LLC was founded in 2016 and provides investment advisory services for high net worth individuals, institutional pension funds, and pooled vehicles.

Bridge City Capital, LLC was founded in 2008 and provides investment advisory services for high net worth individuals, pooled vehicles, pension and profit-sharing plans, charitable organizations, and state or municipal government entities.

ClariVest Asset Management, LLC was founded in 2006 and provides investment advisory services to pooled vehicles and institutions.

Granahan Investment Management, Inc. was founded in 1985 and provides investment advisory services for high net worth individuals, investment companies, pooled vehicles, pension and profit-sharing plans, charitable organizations, state or municipal government entities and corporations or other businesses.

Meros Investment Management, L.P. was founded in 2019 and provides investment advisory services to pooled investment vehicles, institutional investors, public and private pension plans, insurance companies, foundations, and endowments.

Tieton Capital Management, LLC was founded in 2005 and provides investment advisory services for high net worth individuals, individuals, charitable organizations, other investment advisers and corporations or other businesses.

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For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS US MICROCAP FUND (the “Fund”)

Supplement dated July 31, 2023 to the Statement of Additional Information (“SAI”) dated November 1, 2022

At a meeting of the Board of Trustees (the “Board”) of Forum Funds II (the “Trust”) held on June 9, 2023, the Board approved the hiring of Bridge City Capital, LLC (“Bridge City”) as a subadviser to the Fund with responsibility for managing a separate sleeve of the Fund’s portfolio. Shareholders of the Fund will receive an Information Statement in the near future, as required under the exemptive order, with more detailed information about Bridge City.

In connection with the approval, the SAI is hereby supplemented as described below.

1.	The definition of “Subadviser” on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of AltraVue Capital, LLC; Bridge City Capital, LLC; ClariVest Asset Management, LLC; Granahan Investment Management, Inc.; Meros Investment Management, L.P.; and Tieton Capital Management, LLC, the Fund’s subadvisers.

2.
The sub-section entitled "F. Investment Adviser" within the section entitled "Board of Trustees, Management and Service Providers" beginning on page 17 of the SAI is hereby deleted in its entirety and replacing it with the following:

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The following persons/entities control Acuitas Investments, LLC and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Acuitas Investments, LLC	Dennis Jensen, Matt Nieman, and Christopher Tessin
Subadvisers	Controlling Persons/Entities
AltraVue Capital, LLC	DeShay McCluskey, Thomas Parkhurst, and Touk Sinantha
Bridge City Capital, LLC	Alexander Woodward, Stephen Brink, and James Bradshaw
ClariVest Asset Management LLC	Eagle Asset Management Inc., which is controlled by Raymond James Financial, Inc., a financial holding company whose subsidiaries are engaged in various financial businesses.
Granahan Investment Management, Inc.	Jane White
Meros Investment Management, L.P.	Timothy Chatard; Ranger Capital Group, LP
Tieton Capital Management, LLC	William J. Dezellem and Matthew W. Dhane

3.	On page D-8 of Appendix D of the SAI, the following information is added directly above the information regarding ClariVest Asset Management, LLC:
Bridge City Capital. LLC Proxy Voting Procedures

Proxy Voting Procedures
Updated February 2023
Policy

Bridge City Capital, LLC (BCC) has adopted this written proxy voting policy as required by Rule 206(4)-6 promulgated under the Investment Advisers Act of 1940, as amended. It is the policy of BCC to seek to:
(a) vote proxies consistent with its contractual obligations and in the best interest of it clients; (b) identify, document and resolve potential conflicts of interest to the best of its ability; (c) promptly provide client with proxy voting results upon request; (d) provide a concise summary of its proxy voting process in its ADV Part 2A and to offer to provide its complete proxy voting policy and procedures to clients upon request; and (e) maintain records of proxy voting activities as required.

Background

Proxy voting is an important shareholder right, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Registered investment advisers that exercise proxy voting authority with respect to client securities are required by Rule 206(4)-6 to: (a) adopt and implement written policies and procedure that are reasonable designed to ensure that proxies are voted in the best interests of clients and seek to address material conflicts of interest; (b) disclose to client how they may obtain information about how the advisers voted proxies with respect to their securities; (c) describe their proxy voting policies and procedure to clients and upon request, furnish a copy to their clients; and (d) maintain certain records relating the adviser’s proxy voting activities when the adviser has proxy voting authority.

Responsibilities

The Chief Compliance Officer (CCO) is responsible for establishing this policy, ensuring that this policy is consistent with applicable federal securities laws and regulations, updating this policy based on changes to federal securities laws and regulations, and providing effective disclosure of this policy as applicable. Additionally, the CCO is responsible for evaluating this policy no less frequently than annually.

The CCO is also responsible for coordinating the ballots, voting the ballots and maintaining voting records.
Procedures

BCC has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly, and amended or updated as appropriate. The procedures are as follows:

Voting Guidelines

As a fiduciary, it is the intention of BCC to vote in the best interests of its clients while also taking ESG (Environmental, Social and Governance) guidelines into consideration. BCC utilizes Proxy Edge to vote proxies and relies on recommendations established by the Policy Rules (Appendix A) to determine the appropriate votes for each ballot item.

Conflicts of Interest

On occasion, a conflict of interest may exist between BCC and clients regarding the outcome of certain proxy votes. In such cases, BCC is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, BCC will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote. Alternatively, BCC may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, BCC will take any of the following courses of action to resolve the conflict:
1.	Disclose the conflict to our clients and obtain consent before voting;
2.	Suggest that our clients engage another party to determine how the proxy should be voted; or
3.	Vote according to the recommendation of an independent third party, such as a:
a.	proxy consultant;
b.	research analyst;
c.	proxy voting department of a mutual fund or pension fund; or
d.	compliance consultant.

Voting Procedures
1.	Proxy notifications regarding ballots for client securities are received by e-mail via www.proxyedge.com. All proxies are voted using www.proxyedge.com.
2.	Records of proxy votes cast on behalf of each client must be maintained.
3.	Records of client requests for proxy voting information for proxies voted on their behalf by BCC must be maintained.
4.	Documents prepared by BCC, that were material to making the decision on how to vote, must be maintained.

Record Retention

All records associated with this Policy that require retention shall be maintained in accordance with the retention obligations enumerated in the Books and Records Policy.

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For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.